EXHIBIT 10.8

Execution Copy

GUARANTY AND SURETYSHIP AGREEMENT

THIS GUARANTY AND SURETYSHIP AGREEMENT (this “Agreement”) made as of the 25th day of May, 2006, by and among Nestor, Inc., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”) and the subsidiaries of the Borrower designated as “Guarantors” on the signature lines hereto (together with their successors and permitted assigns and any other person or entity that becomes a Guarantor hereunder pursuant to Section 5 below, jointly and severally, the “Guarantors” or, individually, a “Guarantor”), in favor of U.S. Bank National Association, as collateral agent for the Purchasers (as that term is defined in the Securities Purchase Agreement referred to below) (together with its successors and assigns in such capacity, the “Agent”).

Background

The Agent, the Borrower and the Purchasers entered into a certain Securities Purchase Agreement, dated as of May 24, 2006 (as the same may be amended, restated, modified and/or supplemented from time to time, the “Securities Purchase Agreement”; terms used herein and not otherwise defined herein are used as defined in the Securities Purchase Agreement). Nestor Traffic Systems, Inc. is a Subsidiary of the Borrower; CrossingGuard, Inc. is a Subsidiary of Nestor Traffic Systems, Inc. Pursuant to the Securities Purchase Agreement, the Purchasers agreed to purchase the Notes from the Borrower on the terms and conditions described therein. The Borrower may, among other things, use the proceeds of the issuance of the Notes to extend credit to, and make capital contributions in, the Guarantors. Therefore, as a result of the Securities Purchase Agreement, the Guarantors can obtain capital on terms more favorable to them as part of this borrowing group than they could acting alone. One of the conditions to the extension of credit under the Securities Purchase Agreement is that the Guarantors guaranty payment of and act as surety for the obligations of the Borrower arising out of the Securities Purchase Agreement and related agreements and instruments.

Accordingly, each Guarantor and the Borrower, intending to be legally bound, hereby agrees with the Agent as follows.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Guaranty and Suretyship.

1.1 Guaranty of Payment. The Guarantors hereby jointly and severally agree to act as surety for the Guaranteed Obligations (as defined in Section 1.2 below), and irrevocably and unconditionally guaranty to the Agent and the Purchasers that the Guaranteed Obligations shall be paid in full when due and payable, whether at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment or otherwise.

1.2 Definition of “Guaranteed Obligations”. For purposes of this Agreement, the term “Guaranteed Obligations” shall mean (a) any obligations of the Borrower pursuant to the Securities Purchase Agreement and the Transaction Documents including, without limitation, any amounts due from time to time in respect of (i) principal and interest thereon under the Notes, (ii) conversion, exercise or redemption of the Notes and the Warrants, as applicable, (iii) fees payable under the Securities Purchase Agreement and (iv) indemnifications provided for, and other amounts payable, under the Securities Purchase Agreement or other Transaction Documents. Notwithstanding the definition of “Guaranteed Obligations” herein, the liability of each Guarantor hereunder is limited to an amount equal to (x) the amount that would render this guaranty void, voidable or unenforceable against such Guarantor’s creditors or creditors’ representatives under any applicable fraudulent conveyance, fraudulent transfer or similar act or under Section 544 or 548 of the Bankruptcy Code of 1978, as amended, minus (y) $1.00 (one U.S. Dollar).

1.3 Obligations of Guarantors Absolute, Etc. The obligations of the Guarantors hereunder shall be absolute and unconditional. Each Guarantor, jointly and severally, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the agreement, instrument or document giving rise to such Guaranteed Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Agent and the Purchasers with respect thereto. The liability of the Guarantors hereunder shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any Transaction Document;

(b) any change in the time, manner or place of payment of the Guaranteed Obligations;

(c) any amendment or modification of or supplement to the Transaction Documents (including, without limitation, any amendment which would increase the amount of the Guaranteed Obligations), or any furnishing or acceptance of any security, or any release of any security or the release of any Person’s obligations (including without limitation, any Guarantor, the Borrower or any pledgor), with respect to the Guaranteed Obligations;

(d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument, document or agreement or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument;

(e) any counterclaim, setoff, recoupment or defense based upon any claim any Guarantor, the Borrower or any pledgor may have against the Agent or any Purchaser;

(f) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Affiliate of the Borrower or any Guarantor or their respective properties or creditors;

(g) any invalidity or unenforceability, in whole or in part, of any term hereof or of the Transaction Documents;

(h) any failure on the part of the Borrower or any Affiliate or any Person that may have been an Affiliate for any reason to perform or comply with any term of the Transaction Documents; or

(i) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

1.4 Continuing Guaranty. This guaranty and suretyship is an absolute, unconditional, present and continuing guaranty and suretyship of payment and is in no way conditional or contingent; it shall remain in full force and effect until terminated pursuant to Section 7 below.

1.5 Joint and Several Liability. Each and every representation, warranty, covenant and agreement made by the Guarantors, or any of them, under this Agreement shall be and constitute joint and several obligations of all of the Guarantors, whether or not so expressly stated herein.

1.6 Waivers. Each Guarantor hereby waives, to the fullest extent permitted by applicable law, (a) all presentments, demands for performance, notice of non-performance, protests, notices of protests and notices of dishonor in connection with the Guaranteed Obligations or any agreement relating thereto; (b) notice of acceptance of this Agreement; (c) any requirement of diligence or promptness on the part of the Agent or any Purchaser in the enforcement of its rights hereunder or under the Transaction Documents; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Guaranteed Obligations; (e) notice of any of the matters referred to in subsection 1.3 hereof; (f) notices of every kind and description which may be required to be given by any statute or rule of law; and (g) any defense of any kind which it may now or hereafter have with respect to its liability under this Agreement to the fullest extent permitted by law. Without limiting the foregoing, the Agent and the Purchasers shall not be required to make any demand upon, or to pursue or exhaust any rights or remedies against the Borrower, any other Guarantor or any other Person, or against the collateral security, for the Guaranteed Obligations. No failure on the part of the Agent or the Purchasers to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Each Guarantor hereby agrees that it will not enforce or otherwise exercise or claim or assert any rights of subrogation or contribution against any Person with respect to the Guaranteed Obligations or any security therefor unless and until all the Guaranteed Obligations are paid in full. EACH GUARANTOR’S WAIVERS UNDER THIS SECTION 1.6 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH GUARANTOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEY AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

2. Expenses.

Whether or not the transactions contemplated by this Agreement are fully consummated, each Guarantor and the Borrower shall promptly pay (or reimburse, as the Agent may elect) all costs and expenses which the Agent has incurred or may incur in connection with the negotiation, preparation, reproduction, interpretation, administration and enforcement of this Agreement and all amendments, waivers, modifications and supplements hereto and the collection of all amounts due hereunder, including, without limitation, reasonable fees of counsel to the Agent.

3. Representations and Warranties.

The Guarantors hereby jointly and severally represent and warrant that each of the representations and warranties relating to them set forth in any Transaction Document is incorporated herein by reference and is true and correct on and as of the date hereof.

4. Covenants.

Each of the covenants and agreements of the Borrower which are set forth or incorporated in any of the Transaction Documents and which are expressly applicable or refer to the “Subsidiaries” of Borrower or otherwise refer to any Guarantors are hereby incorporated by reference as though set forth herein in their entirety, and each Guarantor hereby agrees to perform and abide by each such covenant and agreement which purports to be applicable to it.

5. Additional Parties.

Except as otherwise provided in the Transaction Documents, the Guarantors shall at all times constitute all of the direct and indirect Subsidiaries of Borrower (other than Nestor Interactive, Inc. (“NII”), but only so long as NII is inactive and has no significant assets other than net operating losses). If any Person becomes such a Subsidiary after the date hereof or, in the case of NII, if it ceases to be inactive or has significant assets other than net operating losses, such Person shall become a Guarantor hereunder, and the Borrower shall cause such Person to signify its acceptance of the terms hereof by execution and delivery to the Agent of one or more counterparts of the Joinder hereto, appropriately dated.

6. Right of Set-off.

Each Guarantor hereby pledges and gives to each Purchaser a lien and security interest for the amount of the Guaranteed Obligations upon and in the balance of any account maintained by such Guarantor with such Purchaser or any other liability of such Purchaser to such Guarantor. Upon the occurrence of and throughout the period in which the Purchasers reasonably believe there is continuing an Event of Default under the Notes, each Guarantor hereby authorizes each Purchaser to apply any such deposit balances now or hereafter in the possession of such Purchaser to the payment of the Guaranteed Obligations. The provisions hereof shall not be deemed or construed to limit rights of set-off or liens or similar rights which any Purchaser may otherwise have by reason of applicable Law or other agreement.

7. Termination of Guaranty.

7.1 Termination of Guaranty Obligations of All Guarantors. At such time as (a) no Purchaser has any Commitment to make further fundings to the Borrower under the terms of the Securities Purchase Agreement and (b) all the Guaranteed Obligations in respect of the Notes have been indefeasibly paid and/or performed in full (including the conversion in full of the Notes), then the guaranty provided for herein and this Agreement shall terminate, provided, however, that (i) all indemnities of the Guarantors or the Borrower contained in this Agreement or any Transaction Document shall survive and remain operative and in full force and effect regardless of the termination of this Agreement, and (ii) the guaranty provided for herein shall be reinstated if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Purchaser upon the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor or otherwise, all as though such payment had not been made.

7.2 Termination of Guaranty Obligations of Sold Guarantors. Effective upon the closing of a sale or other disposition by the Borrower or any Subsidiary of the Borrower of all the outstanding capital stock of, or all partnership interests or all other equity interests in, any of the Guarantors hereunder (any Guarantor being so sold is hereinafter the “Sold Guarantor”) in conformity with the provisions of the Securities Purchase Agreement and the Notes, and receipt by the Agent of a certification to such effect from the chief financial officer of the Borrower, the obligations of that Sold Guarantor hereunder (including, without limitation, obligations under Section 9 below) shall terminate. However, all the obligations of the other Guarantors hereunder shall remain in full force and effect.

8. Miscellaneous.

8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law provisions thereof).

8.2 Specific Performance. The Borrower and each Guarantor hereby authorizes the Agent and the Purchasers to demand specific performance of this Agreement at any time when the Borrower or such Guarantor shall have failed to comply with any provision hereof, and the Borrower and each Guarantor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor.

8.3 Acknowledgement of Terms of Securities Purchase Agreement and the Notes; Relationship to Securities Purchase Agreement and the Notes. Each Guarantor hereby acknowledges receipt from the Borrower of a correct and complete copy of the Securities Purchase Agreement and the Notes and consents to all of the provisions of the Securities Purchase Agreement and the Notes as in effect on the date of this Agreement and agrees that its consent is not required for any amendments, modifications, restatements or waivers of the Securities Purchase Agreement or the Notes or any of the provisions thereof. If any of the terms hereof are inconsistent with those of the Securities Purchase Agreement or the Notes (including, without limitation, any amendments, restatements, supplements and waivers that the Guarantors have been made aware of), those of the Securities Purchase Agreement or the Notes, as applicable, shall control.

8.4 Non-Exclusive Remedies. No remedy or right herein conferred upon, or reserved to the Agent or the Purchasers is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative and shall be in addition to every other remedy or right given hereunder or under any other contract or under law.

8.5 Delay and Non-Waiver. No delay or omission by the Agent or any Purchaser to exercise any remedy or right hereunder shall impair any such remedy or right or shall be construed to be a waiver of any Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

8.6 Successors and Assigns. Except as otherwise provided in the Securities Purchase Agreement, the Agent may assign or transfer this Agreement and any or all rights or obligations hereunder without the consent of the Borrower or any Guarantor and without prior notice. Neither the Borrower nor any Guarantor shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Agent. The rights and privileges of the Agent and the Purchasers under this Agreement shall inure to the benefit of their respective successors, assigns and participants. All promises, covenants and agreements of the Borrower and each Guarantor contained in this Agreement shall be binding upon personal representatives, heirs, successors and assigns of such Person. Notwithstanding the foregoing, if there shall become additional “Guarantors” or if there should be any assignment of any guaranty obligations by operation of law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of the Guarantors shall bind the successors and assigns of the Guarantors and any such additional Guarantors, jointly and severally, together with the preexisting Guarantors whether or not such new or additional Guarantors execute the Joinder as set forth in Section 5.

8.7 Amendments and Waivers. This Agreement represents the entire agreement between the parties with respect to the transactions contemplated herein and, except as expressly provided herein, shall not be affected by reference to any other documents. The Purchasers holding 75% of the total outstanding principal balance of the Notes (the “Required Holders”) shall have the right to direct the Agent, from time to time, to consent to any amendment, modification or supplement to or waiver of any provision of this Agreement and to release any Collateral from any lien or security interest held by the Agent; provided, however, that (i) no such direction shall require the Agent to consent to the modification of any provision or portion thereof which (in the sole judgment of the Agent) is intended to benefit the Agent, (ii) the Agent shall have the right to decline to follow any such direction if the Agent shall determine in good faith that the directed action is not permitted by the terms of this Agreement or may not lawfully be taken and (iii) no such direction shall waive or modify any provision of this Agreement the waiver or modification of which requires the consent of all Purchasers unless all Purchasers consent thereto. The Agent may rely on any such direction given to it by the Required Holders and shall be fully protected in relying thereon, and shall under no circumstances be liable, except in circumstances involving the Agent's gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction, to any holder of the Notes or any other person or entity for taking or refraining from taking action in accordance with any direction or otherwise in accordance with this Agreement.

8.8 Notices and Communications. Any notice contemplated herein or required or permitted to be given hereunder shall be made in the manner set forth in the Securities Purchase Agreement and delivered at the addresses set forth on the signature pages to this Agreement, or to such other address as any party hereto may have last specified by written notice to the other party or parties.

8.9 Headings; Counterparts. Headings to this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, taken together, shall constitute one instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart of such signature page.

8.10 Severability. If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable such invalidity or unenforceability shall not affect any of the other terms hereof, but this Agreement shall be construed as if such invalid or unenforceable term had never been contained herein. Any such invalidity or unenforceability in a particular jurisdiction shall not be deemed to render a provision invalid or unenforceable in any other jurisdiction. Without limiting the generality of the foregoing, any invalidity, illegality or unenforceability of any term or provision of this Agreement in any jurisdiction or as against any Guarantor shall not affect the validity, legality or enforceability of any other terms hereof or in any other jurisdiction or against any other Guarantor.

9. Indemnification.

Each Guarantor, jointly and severally, shall indemnify, reimburse and hold harmless all Indemnitees from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the guarantees provided herein except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in any other Transaction Document.

10. Jurisdiction; Waiver of Jury Trial.

For the purpose of any action that may be brought in connection with this Agreement, the Borrower and each Guarantor hereby consents to the jurisdiction and venue of the courts of the State of New York or of any federal court located in such state and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower or Guarantor at the address provided for in Section 8.8. Service so made shall be deemed to be completed upon actual receipt at the address specified in said section. The Borrower and each Guarantor waives the right to contest the jurisdiction and venue of the courts located in the county of New York, State of New York on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against (a) the Agent in any court outside the county of New York, State of New York, or (b) any other Purchaser other than in a state within the United States designated by such Purchaser. The provisions of this Section shall not limit or otherwise affect the right of the Agent or any Purchaser to institute and conduct an action in any other appropriate manner, jurisdiction or court.

NO PARTY TO THIS AGREEMENT, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE FOREGOING SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT RELATING TO SUCH INDEBTEDNESS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NO SUCH PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER THE AGENT NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE AGENT NOR ANY PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty and Suretyship Agreement on the date and year first above written.

Borrower:

NESTOR, INC.

By: /s/Nigel P. Hebborn
Name: Nigel P. Hebborn
Title: CFO
Address: 42 Oriental Street
Providence, RI 02908
Phone No.: 401-274-5658x738
Fax No.: 401-274-5707
Attention: Benjamin M. Alexander, Esq.

Guarantors:

NESTOR TRAFFIC SYSTEMS, INC.

By: /s/Nigel P. Hebborn
Name: Nigel P. Hebborn
Title: CFO
Address: 42 Oriental Street
Providence, RI 02908
Phone No.: 401-274-5658x738
Fax No.: 401-274-5707
Attention: Benjamin M. Alexander, Esq.

CROSSINGGUARD, INC.

By:/s/Nigel P. Hebborn
Name: Nigel P. Hebborn
Title: CFO
Address: 42 Oriental Street
Providence, RI 02908
Phone No.: 401-274-5658x738
Fax No.: 401-274-5707
Attention: Benjamin M. Alexander, Esq.

[Signature Page to Guaranty and Suretyship Agreement]

Agent:

U.S. BANK NATIONAL ASSOCIATION

By:/s/Arthur L. Blakeslee
Name: Arthur L. Blakeslee
Title: Vice President

U.S. Bank National Association
Corporate Trust Services
225 Asylum Street, 23rd Floor
Hartford, CT 06103
Telephone: (860) 241-6859
Facsimile: (860) 241-6881
Attention: Arthur Blakeslee

[Signature Page to Guaranty and Suretyship Agreement]

JOINDER

The undersigned acknowledges that it is a Guarantor under the Guaranty and Suretyship Agreement, dated May [___], 2006 made by and among Nestor, Inc. (the “Borrower”) and the subsidiaries of the Borrower designated as “Guarantors” on the signature lines thereto in favor of [_____________] as collateral agent for the Purchasers (as defined in the Securities Purchase Agreement referred to therein), and hereby agrees to be bound by the foregoing Guaranty and Suretyship Agreement and to perform the covenants applicable to Guarantors contained or incorporated therein, and hereby confirms the accuracy of the representations and warranties made or incorporated therein insofar as such representation and warranties purportedly relate to the undersigned.

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